                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                January 4, 1998
                Date of Report (Date of Earliest Event Reported)


  Sequoia Mortgage Funding Corporation (as Sponsor of Sequoia Mortgage Trust 1,
                  the Issuer of Collateralized Mortgage Bonds under an Indenture dated as of June 1, 1997)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                  Delaware                                  333-22681-1                                 91-1771827
----------------------------------------------          ------------------------           ------------------------------------
(State or Other Jurisdiction of Incorporation)          (Commission File Number)           (I.R.S. Employer Identification No.)

             591 Redwood Highway, Suite 3120, Mill Valley, CA 94941
             ------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 381-1765
                         -------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   OTHER EVENTS

          Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized Mortgage Bonds issued by Sequoia Mortgage Trust 1 (the "Bonds").

          The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 7(c).     Exhibits
               --------

               10.1           Monthly Payment Date Statement distributed to
                              Bondholders, dated January 4, 1998.


                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 15, 1998



                                       SEQUOIA MORTGAGE FUNDING
                                       CORPORATION


                                       By:  /s/ Vickie L. Rath
                                          -------------------------------
                                            Vickie L. Rath
                                            Treasurer and Assistant Secretary
                                            (Principal Financial Officer and
                                            and Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number                                                                        Page Number
--------------                                                                        -----------

10.1                Monthly Payment Date Statement distributed to Bondholders, dated January 4, 1998...................................................5
